Quarterly Holdings Report
for
Fidelity Asset Manager® 60%
December 31, 2025
SAN-NPRT1-0226
1.849920.118
Bond Funds - 33.0%
	Shares	Value ($)
Fidelity Emerging Markets Debt Local Currency Central Fund (c)	792,217	73,771,227
Fidelity Floating Rate Central Fund (c)	266,095	25,438,679
Fidelity High Income Central Fund (c)	578,023	63,969,846
Fidelity Inflation-Protected Bond Index Central Fund (c)	1,067,761	95,415,108
Fidelity International Credit Central Fund (c)	142,072	11,942,537
Fidelity Investment Grade Bond Central Fund (c)	14,222,154	1,415,957,631
TOTAL BOND FUNDS (Cost $1,726,666,463)		1,686,495,028

Domestic Equity Funds - 39.9%
	Shares	Value ($)
Fidelity Blue Chip Growth ETF (b)	1,956,723	107,306,689
Fidelity Commodity Strategy Central Fund (c)	402,421	39,171,672
Fidelity Enhanced Large Cap Value ETF (b)	773,240	26,800,498
Fidelity Enhanced Mid Cap ETF (b)	1,152,140	41,914,853
Fidelity Enhanced Small Cap ETF (b)	3,484,306	131,637,082
Fidelity Fundamental Small-Mid Cap ETF (b)	1,716,542	52,680,674
Fidelity Hedged Equity ETF (b)	2,003,714	61,934,800
Fidelity Managed Futures ETF (b)	445,932	23,826,147
Fidelity Real Estate Equity Central Fund (c)	74,455	10,023,172
Fidelity U.S. Equity Central Fund (c)	10,586,262	1,543,900,454
TOTAL DOMESTIC EQUITY FUNDS (Cost $1,146,024,092)		2,039,196,041

International Equity Funds - 26.7%
	Shares	Value ($)
Fidelity Emerging Markets Equity Central Fund (c)	1,545,225	444,391,249
Fidelity International Equity Central Fund (c)	7,675,127	919,863,944
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $963,851,244)		1,364,255,193

U.S. Treasury Obligations - 0.1%
	Yield (%) (d)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 1/15/2026 (e)	3.90	550,000	549,297
US Treasury Bills 0% 1/22/2026 (e)	3.83	280,000	279,447
US Treasury Bills 0% 1/29/2026 (e)	3.81	1,840,000	1,835,141
US Treasury Bills 0% 2/19/2026 (e)	3.77 to 3.81	350,000	348,337
US Treasury Bills 0% 2/26/2026 (e)	3.74	20,000	19,889
US Treasury Bills 0% 2/5/2026 (e)	3.81	390,000	388,696
US Treasury Bills 0% 3/5/2026 (e)	3.65	130,000	129,209
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,548,983)			3,550,016

Money Market Funds - 0.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f) (Cost $14,816,830)	3.79	14,813,741	14,816,704

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $3,854,907,612)	5,108,312,982
NET OTHER ASSETS (LIABILITIES) - 0.0%	(2,032,955)
NET ASSETS - 100.0%	5,106,280,027

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Interest Rate Contracts
CBOT 10Y US Treasury Notes Contracts (United States)	405	3/2026	45,473,906	(219,559)

SHORT

Equity Contracts
CME E-Mini S&P 500 Index Contracts (United States)	79	3/2026	27,225,375	89,140
ICE MSCI EAFE Index Contracts (United States)	47	3/2026	6,819,935	(71,525)
ICE MSCI Emerging Markets Index Contracts (United States)	137	3/2026	9,668,090	(226,305)

TOTAL SHORT				(208,690)

TOTAL FUTURES CONTRACTS				(428,249)
The notional amount of long futures as a percentage of Net Assets is 0.9%.
The notional amount of short futures as a percentage of Net Assets is 0.8%.

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,955,892.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	84,418,034	13,893,625	83,496,203	361,555	1,375	(127)	14,816,704	14,813,741	0.0%
Fidelity Commodity Strategy Central Fund	35,075,284	2,985,095	305,564	515,961	6,168	1,410,689	39,171,672	402,421	9.8%
Fidelity Emerging Markets Debt Local Currency Central Fund	56,984,439	18,114,862	-	3,505,911	-	(1,328,074)	73,771,227	792,217	12.1%
Fidelity Emerging Markets Equity Central Fund	397,366,032	32,117,383	3,375,352	4,734,828	(14,637)	18,297,823	444,391,249	1,545,225	13.4%
Fidelity Floating Rate Central Fund	32,089,494	2,369,484	8,848,104	560,482	(370,367)	198,172	25,438,679	266,095	1.3%
Fidelity High Income Central Fund	79,681,093	5,367,870	21,131,534	1,236,419	872,284	(819,867)	63,969,846	578,023	3.9%
Fidelity Inflation-Protected Bond Index Central Fund	89,754,365	9,302,613	780,042	3,039,955	(3,183)	(2,858,645)	95,415,108	1,067,761	12.1%
Fidelity International Credit Central Fund	10,929,085	1,084,745	101,906	261,648	(10,110)	40,723	11,942,537	142,072	11.4%
Fidelity International Equity Central Fund	857,197,009	116,698,647	17,361,521	59,287,925	(733,610)	(35,936,581)	919,863,944	7,675,127	13.5%
Fidelity Investment Grade Bond Central Fund	1,241,673,245	189,437,432	12,848,729	14,387,190	83,472	(2,387,789)	1,415,957,631	14,222,154	3.2%
Fidelity Real Estate Equity Central Fund	9,431,328	807,420	93,327	118,352	319	(122,568)	10,023,172	74,455	1.1%
Fidelity U.S. Equity Central Fund	1,375,966,098	274,193,488	15,245,816	150,041,902	(79,654)	(90,933,662)	1,543,900,454	10,586,262	7.6%
Total	4,270,565,506	666,372,664	163,588,098	238,052,128	(247,943)	(114,439,906)	4,658,662,223

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Blue Chip Growth ETF	104,997,756	-	-	39,134	-	2,308,933	107,306,689	1,956,723
Fidelity Enhanced Large Cap Value ETF	25,926,737	-	-	111,347	-	873,761	26,800,498	773,240
Fidelity Enhanced Mid Cap ETF	41,649,861	-	-	122,127	-	264,992	41,914,853	1,152,140
Fidelity Enhanced Small Cap ETF	127,386,228	-	-	292,682	-	4,250,854	131,637,082	3,484,306
Fidelity Fundamental Small-Mid Cap ETF	50,140,192	-	-	68,662	-	2,540,482	52,680,674	1,716,542
Fidelity Hedged Equity ETF	48,227,672	13,445,447	-	80,149	-	261,681	61,934,800	2,003,714
Fidelity Managed Futures ETF	11,495,221	12,212,245	-	498,106	-	118,681	23,826,147	445,932
	409,823,667	25,657,692	-	1,212,207	-	10,619,384	446,100,743

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.